                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: February 08, 1999
                    Newcourt Equipment Trust Securities 1998-2

 A New York              Commission File                       I.R.S. Employer
Corporation               NO. 333-34793                        No. 13-7135550

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Items. 5  Other
Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report

Determination Date:          February 8, 1999   Payment Date:  February 16, 1999
Collection Period:           January 31, 1999

    I.    Information Regarding the Contracts


       1.  Contract Pool Principal Balance
           a.  Beginning of Collection Period                                       $1,292,093,739.94
           b.  End of Collection Period                                             $1,250,601,423.00
           c.  Reduction for Collection Period                                      $   41,492,316.94
       2.  Delinquent Scheduled Payments
           a.  Beginning of Collection Period                                       $   11,919,093.33
           b.  End of Collection Period                                             $   14,714,266.98
       3.  Liquidated Contracts
           a.  Number of Liquidated Contracts                                                      20
               with respect to Collection Period                                    -----------------
           b.  Required Payoff Amounts of Liquidated Contracts                      $      176,303.46
           c.  Total Reserve for Liquidation Expenses                               $               -
           d.  Total Liquidation Proceeds Received                                  $       88,623.06
           e.  Liquidation Proceeds Allocated to Owner Trust                        $       84,792.36
           f.  Liquidation Proceeds Allocated to Depositor                          $        3,830.70
           g.  Current Realized Losses                                              $       91,511.10
       4.  Prepaid Contacts
           a.  Number of Prepaid Contracts with respect                                           409
               to Collection Period                                                 -----------------
           b.  Required Payoff Amounts of Prepaid Contracts                         $   13,606,268.62
       5.  Purchased Contracts (by TCC)
           a.  Number of Contracts Purchased by TCC with                                            0
               respect to Collection Period                                         -----------------
           b.  Required Payoff Amounts of Purchased Contracts                       $               -


6.  Delinquency Status of Contracts (End of Collection Period)

                   --------------------------------------------------------------------------------
                                                                                 % of Aggregate
                    Number of        % of            Aggregate Required         Required Payoff
                    Contracts      Contracts           Payoff Amounts               Amounts
                    ------------------------------------------------------------------------------
a.  Current          63,722         92.57%         $1,168,348,517.28               92.34%
b.  31-60 days        3,139          4.56%         $   68,966,243.68                5.45%
c.  61-90 days        1,324          1.92%         $   19,107,353.72                1.51%
d.  91-120 days         629          0.91%         $    8,751,828.25                0.69%
e.  120+ days            23          0.03%         $      141,747.02                0.01%
f.  Total            68,837        100.00%         $1,265,315,689.95              100.00%


7.  Historical Delinquency Experience with Respect to Contracts

 ----------------------------------------------------------------------------------------------------------------------------------
                                 % of                         % of                         % of                    % of
                              Aggregate                     Aggregate                    Aggregate               Aggregate
                           Required Payoff               Required Payoff              Required Payoff         Required Payoff
                               Amounts                       Amounts                      Amounts                 Amounts
        Collection
           Periods       31-60 Days Past Due           61-90 Days Past Due         91-120 Days Past Due     120+ Days Past Due
 ----------------------------------------------------------------------------------------------------------------------------------
        1/31/99                 5.45%                         1.51%                        0.69%                   0.01%
       12/31/98                 4.64%                         1.30%                        0.01%                   0.01%


8.  Historical Loss Experience With Respect to Contracts

                                        --------------------------------------------------------------------------------------------
                                              Collection           3 Collection       6 Collection Periods      Cumulative Since
                                                Period             Periods Ending             Ending               Cut-off Date
                                              January-99             January-99             January-99
                                        --------------------------------------------------------------------------------------------
a.  Number of Liquidated Contracts                   20                    52                    52                    52
b.  Number of Liquidated
    Contracts as a Percentage
    of Initial Contracts                          0.007%                0.019%                0.019%                0.019%
c.  Required Payoff Amounts of
    Liquidated Contracts                        176,303               673,635               673,635               673,635
d.  Liquidation Proceeds Allocated
    to Owner Trust                               84,792               125,372               125,372               125,372
e.  Aggregate Current Realized
    Losses                                       91,511               548,263               548,263               548,263
f.  Aggregate Current Realized
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance                             0.007%                0.041%                0.041%                0.041%


II.   Information Regarding the Securities

      1.  Summary of Balance Information

     ------------------------------------------------------------------------------------------------------------------------------
                                      Principal Balance as of   Class Factor as of  Principal Balance as of  Class Factors as of
                Class       Coupon       February 16, 1999       February 16, 1999     January 15, 1999        January 15, 1999
                             Rate          Payment Date            Payment Date          Payment Date            Payment Date

     ------------------------------------------------------------------------------------------------------------------------------
 a.  Class A-1 Notes      5.195000%        $  250,553,145.19          0.77742           $  286,378,065.36          0.88858
 b.  Class A-2 Notes      5.290000%        $   85,272,196.00          1.00000           $   85,272,196.00          1.00000
 c.  Class A-3 Notes      5.450000%        $  470,004,229.00          1.00000           $  470,004,229.00          1.00000
 d.  Class A-4 Notes      5.450000%        $  201,430,384.00          1.00000           $  201,430,384.00          1.00000
 e.  Class A-5 Notes      5.500000%        $  116,449,402.14          0.94773           $  119,643,520.09          0.97372
 f.  Class B Notes        5.660000%        $   15,442,996.00          1.00000           $   15,442,996.00          1.00000
 g.  Class C Notes
     Quarterly Paying)    6.190000%        $   51,029,031.00          1.00000           $   51,029,031.00          1.00000
 h.  Total                7.210000%        $   74,529,242.00          1.00000           $   74,529,242.00          1.00000
                             N.A.          $1,264,683,428.93          0.94178           $1,303,729,663.44          0.97085

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,265,013,082.19 and the CCA Balance is $94,000,846.

2.  Monthly Principal Amount
    a.  Principal Balance of Notes and Equity Certificates
        (End of Prior Collection Period)                            $1,303,729,663.44
    b.  Contract Pool Principal Balance (End of Collection Period)  $1,250,601,423.00
    c.  Monthly Principal Amount                                    $   53,128,240.44
3.  Gross Collections
    a.  Scheduled Payments Received                                 $   32,668,606.82
    b.  Liquidation Proceeds Allocated to Owner Trust               $       84,792.36
    c.  Required Payoff Amounts of Prepaid Contracts                $   13,606,268.62
    d.  Required Payoff Amounts of Purchased Contracts              $          -
    e.  Proceeds of Clean-up Call                                   $          -
    f.  Investment Earnings on Collection Account and
        Note Distribution                                           $      111,184.48
    g.  Extension Fees Allocated to Owner Trust                     $        1,310.81
    h.  Total Gross Collections (sum of (a) through (g))            $   46,472,163.09
4.  Determination of Available Funds
    a.  Total Gross Collections                                     $   46,472,163.09
    b.  Withdrawal from Cash Collateral Account                     $         -
    c.  Total Available Funds                                       $   46,472,163.09


5.  Application of Available Funds

    --------------------------------------------------------------------------------------------------
                   Item                                Amount                Remaining Available Funds
    --------------------------------------------------------------------------------------------------
    a.  Total Available Funds                                                 $46,472,163.09
    b.  Servicing Fee                              $ 1,345,930.98             $45,126,232.11
    c.  Interest on Notes:
        i)        Class A-1 Notes                  $ 1,322,430.27             $43,803,801.85
        ii)       Class A-2 Notes                  $   375,908.26             $43,427,893.59
        iii)      Class A-3 Notes                  $ 2,134,602.54             $41,293,291.04
        iv)       Class A-4 Notes                  $   914,829.66             $40,378,461.38
        v)        Class A-5 Notes                  $   548,366.13             $39,830,095.25
        vi)       Class B Notes                    $    72,839.46             $39,757,255.79
        vii)      Class C Notes                    $   263,224.75             $39,494,031.03
        viii)     Class D Notes                    $   447,796.53             $39,046,234.51
    d.  Principal of Notes:
        i)        Class A-1 Notes                  $35,824,920.17             $3,221,314.34
        ii)       Class A-2 Notes                  $      -                   $       -
        iii)      Class A-3 Notes                  $      -                   $3,221,314.34
        iv)       Class A-4 Notes                  $      -                   $       -
        v)        Class A-5 Notes                  $ 3,221,314.34             $       -
        vi)       Class B Notes                    $      -                   $       -
        vii)      Class C Notes                    $      -                   $       -
        viii)     Class D Notes                    $      -                   $       -
    e.  Deposit to Cash
        Collateral Account                         $      -                   $       -
    f.  Amount to be applied in
        accordance with CCA
        Loan Agreement                             $      -                   $       -
    g.  Balance, if any, to Equity
        Certificates                               $      -                   $       -

  III. Information Regarding the Cash Collateral Account

       1.  Balance Reconciliation

    -------------------------------------------------------------------------------------------
                                                                        February 16, 1999
                   Item                                                   Payment Date
    -------------------------------------------------------------------------------------------
    a.  Available Cash Collateral Amount (Beginning)                     $94,000,846.00
    b.  Deposits to Cash Collateral Account                              $      -
    c.  Withdrawals from Cash Collateral Account                         $      -
    d.  Releases of Cash Collateral Account Surplus
        (Excess, if any of (a) plus (b) minus (c) over (f))              $      -
    e.  Available Cash Collateral Amount (End)
        (Sum of (a) plus (b) minus (c) minus (d))                        $94,000,846.00
    f.  Requisite Cash Collateral Amount                                 $94,000,846.00
    g.  Cash Collateral Account Shortfall
        (Excess, if any, of (f) over (e))                                $      -
2.      Calculation of Requisite Cash Collateral Amount
    a.  For Payment Dates from, and including, the
        January 1999 Payment Date  to,
        and including, the December 1999 Payment Date
        1) Initial Cash Collateral Amount                                $94,000,846.00
    b.  For Payment Dates from, and including, the
        January 2000 Payment Date until
         the Final Payment Date, the sum of
        1) 8.25% of the Contract Pool Principal Balance
        2) The Aggregate Principal Balance of the Notes
         and the Equity Certificate Balance less the
         Contract Pool Principal Balance
        3) Total ((1) plus (2))
    c.  Floor equal to the lesser of
         1) 1.25% of Cut-Off Date Contract Pool Principal
        Balance ($16,785,865); and
        2) the Aggregate Principal Balance of the Notes
        and the Equity Certificate Balance
    d.  Requisite Cash Collateral Amount

3.      Calculation of Cash Collateral Account Withdrawals
    a.  Interest Shortfalls
    b.  Principal Deficiency Amount                                       $     -
    c.  Principal Payable at Stated Maturity Date of                      $     -
        Class of Notes or Equity Certificates
    d.  Total Cash Collateral Account Withdrawals                         $     -
                                                                                   0.00

   IV.    Information Regarding Distributions on Securities

 ----------------------------------------------------------------------------------------------------------------
        Distribution                Class A-1                Class A-2     Class A-3            Class A-4
           Amounts                    Notes                    Notes         Notes                Notes
 ----------------------------------------------------------------------------------------------------------------
 1. Interest Due                   $ 1,322,430.27          $375,908.26    $2,134,602.54         $914,829.66
 2. Interest Paid                  $ 1,322,430.27          $375,908.26    $2,134,602.54         $914,829.66
 3. Interest Shortfall
    ((1) minus (2))                $      -                $   -          $     -               $   -
 4. Principal Paid                 $35,824,920.16          $   -          $     -               $   -
 5. Total Distribution Amount
    ((2) plus (4))                 $37,147,350.42          $375,908.26    $2,134,602.54         $914,829.66


 --------------------------------------------------------------------------------------------------------------------------------
        Distribution                 Class A-5                Class B          Class C              Class D
           Amounts                     Notes                   Notes            Notes                Notes            Totals
 --------------------------------------------------------------------------------------------------------------------------------
 1. Interest Due                   $  548,366.13           $72,839.46      $263,224.75          $447,796.53        $6,079,997.61
 2. Interest Paid                  $  548,366.13           $72,839.46      $263,224.75          $447,796.53        $6,079,997.61
 3. Interest Shortfall
    ((1) minus (2))                $     -                 $  -            $   -                $   -              $    -
 4. Principal Paid                 $3,221,314.34           $  -            $    -               $   -              $39,046,234.50
 5. Total Distribution Amount
    ((2) plus (4))                 $3,769,680.47           $72,839.46      $263,224.75          $477,796.53        $45,126,232.16


V.  Information Regarding Other Pool Characteristics

    -------------------------------------------------------------------------------------
                                             As of End of                 As of End of
                   Item                       January-99                   December-98
                                          Collection Period             Collection Period
    -------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.  Original Number of Contracts                69,983                    N.A.
    b.  Cut-Off Date Contract Pool
        Principal Balance                   $1,342,869,226                    N.A.
    c.  Original Weighted Average
         Remaining Term                              46.30                    N.A.
    d.  Weighted Average
        Original Term                                56.50                    N.A.
2.  Current Contract Characteristics
    a.  Number of Contracts                         68,837                   69,433
    b.  Average Contract
        Principal Balance                   $       18,168                  $18,609
    c.  Weighted Average
        Remaining Term                                45.3                     46.1

   VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule

  ---------------------------------------------------------------
                                           Since Issue
    Period                                     CPR
  ---------------------------------------------------------------
   0       December-98
   1       January-99                     -5.255%
   2       Feb-99                         -1.195%




 VII. Purchased, Liquidated and Paid Cotracts

    A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on February 16, 1999

    This Certificate shall; constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                            Thomas G. Adams
                            ----------------
                            Thomas G. Adams
                            Senior Vice President, Financial Reporting